SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MODTECH HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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MODTECH HOLDINGS, INC.

2830 Barrett Avenue

Perris, California 92571

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 13, 2005

To the Holders of Common Stock of Modtech Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Modtech Holdings, Inc. (the “Company”) will be held at the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California 94111, on Tuesday, December 13, 2005 at 1:00 P.M., local time, for the following purposes:

1.	To elect a board of seven (7) directors, with each director so elected to hold office until the next Annual Meeting and until their successors have been duly elected and qualified;

2.	To ratify the appointment of Peterson & Company as the independent auditors of the Company for the current fiscal year ending December 31, 2005; and

3.	To transact such other business as may properly come before the Annual Meeting and any continuation or adjournment thereof.

The Board of Directors has fixed the close of business on November 4, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting, and only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 2004 and a Proxy Statement accompany this notice.

All stockholders are cordially invited to attend the Annual meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, STAMPED ENVELOPE. Your proxy is revocable by written notice to the Company at any time prior to the exercise thereof. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

By Order of the Board of Directors,

Dennis L. Shogren,

Senior Vice President of Finance, Chief Financial Officer and Secretary

Perris, California

November 18, 2005

IMPORTANT:	WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO IT BEING EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY IF YOU WISH.

MODTECH HOLDINGS, INC.

2830 Barrett Avenue

Perris, California 92571

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 13, 2005

Purpose

Modtech Holdings, Inc. (sometimes referred to in this Proxy Statement as the “Company”) is sending out this Proxy Statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held at the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California 94111, on Tuesday, December 13, 2005 at 1:00 P.M. local time, and at any continuation or adjournment thereof (the “Annual Meeting”). We are mailing this Proxy Statement, proxy card and our 2004 Annual Report to stockholders on or about November 22, 2005.

Proxies are being solicited to give all stockholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on the matters to be voted on at the Annual Meeting or any adjournment of that meeting.

Who Can Vote

You can vote if you were a stockholder of record of the Company as of the close of business on November 4, 2005. Your shares can be voted at the Annual Meeting only if you are present or represented by a valid proxy.

How to Vote

You can vote your shares either by using the enclosed proxy card or by voting in person at the Annual Meeting by written ballot. If you are planning to attend the Annual Meeting, you should bring proof of identification for entrance to the meeting. If your shares are held in the name of a broker, bank or other nominee, you may be asked to present proof of identification and a statement from the broker, bank or other nominee, reflecting your beneficial ownership of our common stock as of November 4, 2005, as well as a proxy from the nominee to you.

Voting by Proxy

To vote your shares by proxy, complete and return the enclosed proxy card to us before the Annual Meeting. We will vote your shares as you direct on your proxy card. You can specify on your card whether your shares should be voted for all, some or none of the nominees for director listed on the card, and whether to ratify the appointment of Peterson & Company as our independent auditors. You can abstain from voting on any or all of the proposals.

If you sign and return the proxy card, but do not specify how to vote, then we will vote your shares in favor of our nominees for director and in favor of ratifying the appointment of Peterson & Company as our independent auditors.

If any other matters are properly presented at the Annual Meeting for consideration, then our officers named on your proxy card will have discretion to vote for you on those matters. As of the date of this Proxy Statement, we know of no other matters to be presented at the Annual Meeting.

Voting at the Annual Meeting

Written ballots will be available from the Company’s Secretary at the Annual Meeting. If your shares are held in the name of a broker, then you must obtain a proxy, executed in your favor, from the holder of record in order for you to vote your shares at the meeting. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you do send in your proxy card, and also attend the Annual Meeting, then there is no need to vote again, unless you wish to change your vote.

Revocation of Proxies

You can revoke your proxy at any time before it is exercised at the Annual Meeting by doing any of the following: (1) you can deliver a valid proxy with a later date; (2) you can notify the Company’s Secretary in writing at the address on the Notice of Annual Meeting that you have revoked your proxy; or (3) you can vote in person by written ballot at the Annual Meeting.

Determining the Number of Votes You Have

Your proxy card indicates the number of shares of common stock that you own. Each share of common stock has one vote.

Quorum

A majority of the outstanding shares of our common stock as of the record date must be present, either in person or by proxy, in order for a quorum to be present to conduct the Annual Meeting. On November 4, 2005, 17,054,719 shares of our common stock were outstanding. Abstentions and broker non-votes are counted as present in determining whether or not there is a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

Required Vote – Election of Directors

Directors are elected by a plurality of the votes, which means the seven nominees who receive the largest number of properly executed votes will be elected as directors. Each share of our common stock is entitled to one vote for each of the seven director nominees. Cumulative voting is not permitted. If you do not vote for a particular nominee, or if you indicate that you want to withhold authority to vote for a particular nominee on your proxy card, then your vote will not count for or against the nominee. Shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the outcome of the election. If any director nominee decides that he does not want to stand for this election, the persons named as proxies in your proxy card will vote for substitute nominees. As of the date of this Proxy Statement, we are not aware of any nominee who does not intend to stand for election.

Required Vote – Ratification of Auditors

To be approved, this matter must receive the affirmative vote of a majority of the total votes cast on the proposal. Brokers holding shares for beneficial owners have the discretion to vote on the ratification of auditors without voting instructions from the beneficial owners of the shares. An abstention or “broker non-vote” is not counted as a vote cast on the proposal.

Required Vote – Other Matters

For any other matters properly considered at the meeting to be approved, they must receive the affirmative vote of a majority of the total votes cast on the proposal, unless the vote of a greater number of shares is required by law or our Certificate of Incorporation or Bylaws.

Cost of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. It is expected that proxies will be solicited exclusively by mail; however, if it should appear to be desirable to do so, solicitation may be made by telephone, telegraph or personal interview by our directors, officers and other regular employees, without extra compensation. We may also engage the services of a proxy solicitation firm to assist us. If we do so, we do not expect the cost of such services to exceed $10,000. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.

Delivery of Voting Materials to Stockholders Sharing an Address

To reduce the expense of delivering duplicate voting materials to our stockholders, we are delivering only one set of this Proxy Statement and our Annual Report to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders.

How to Obtain a Separate Set of Voting Materials

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (951) 943-4014 or by writing us at: Modtech Holdings, Inc. 2830 Barrett Avenue, Perris, California 92571 Attn: Dennis L. Shogren, Chief Financial Officer.

Proposal No. 1

ELECTION OF DIRECTORS

The Company’s current Board of Directors has nominated seven (7) individuals, David M. Buckley, Robert W. Campbell, Daniel J. Donahoe III, Stanley N. Gaines, Charles R. Gwirtsman, Charles C. McGettigan and Myron A. Wick III, for election as directors of the Company at the Annual Meeting, each to serve as such until the next annual meeting of the Company’s stockholders and until their respective successors are elected and qualified. Each of the nominees is a current member of the Company’s Board of Directors. Although it is not presently contemplated that any nominee will decline or be unable to serve as a director, in either such event, the proxies will be voted by the proxy holder for such other persons as may be designated by the present Board of Directors should any nominee become unavailable to serve.

Nominees

Certain information concerning the seven nominees is set forth below:

David M. Buckley, age 40, joined the Company in September 2004 as President and Chief Executive Officer. For most of the six years immediately prior to joining the Company (from 1998 to 1999 and from 2001 through 2004), Mr. Buckley held senior executive and management positions at various divisions and subsidiaries of General Electric Company (“GE”) and GE Capital where he was responsible for generating sales growth and raising productivity and profitability by reducing product cycle-times, increasing inventory turns, and improving operational efficiencies. During 2000 through 2001, he was the President and Chief Executive Officer of TIMM Communications, Inc. (“TIMM”), a technology start-up business in the transportation marketplace, in which GE held a substantial ownership. Prior to Mr. Buckley’s employment with TIMM, the company had been losing money. Mr. Buckley went to TIMM at the request of GE to determine why the company was losing money, and to close down operations if it was decided that the losses were not recoverable. As a result of an investigation conducted by Mr. Buckley, it was discovered that TIMM’s founder had been misappropriating funds. Following completion of this investigation, Mr. Buckley secured the assets of TIMM from further misappropriation by the founder, resigned from TIMM and returned to GE. TIMM was subsequently forced into bankruptcy in early 2001, and Mr. Buckley assisted TIMM’s shareholders in a successful lawsuit against the founder to recover the lost monies. Prior to joining GE, Mr. Buckley was a Senior Manager and Principal Consultant for Price Waterhouse LLP (now known as PricewaterhouseCoopers) from 1995 to 1998 and a General Manager at Palmer Incorporated from 1992 to 1995. He has an MBA from the Wharton School of Business and a Bachelor of Science from the United States Naval Academy.

Robert W. Campbell, age 48, who was elected to the Board of Directors of the Company in 1991, has been the Managing Director of Corporate Finance at B. Riley & Co. Inc. since August 2003. From 1995 to August 2003, Mr. Campbell was Managing Director of Corporate Finance at L.H. Friend, Weinress, Frankson & Presson, LLC. Prior to 1995, among the corporate finance and accounting firms Mr. Campbell was associated with were the Seidler Companies, Inc. and Peat, Marwick, Mitchell & Co.

Daniel J. Donahoe III, age 72, who was elected to the Board of Directors of the Company in 1998, is co-founder and President of Red Rock Resorts, which operates special, unique boutique resorts in the Western

United States. He also serves as Chairman of Daybreak Investments, a privately-held investment company. Mr. Donahoe has been actively involved in the commercial and residential real estate market in the southwest over the past 30 years.

Stanley N. Gaines, age 70, has been a director of the Company since August 2000. Mr. Gaines served as the Chairman and CEO of GNB Incorporated from 1982 to 1988. He was Sr. Vice President International from 1981 through 1983 and Group Vice President, Batteries from 1971 through 1981 for Gould Incorporated. Mr. Gaines serves on the Board of Directors of Students in Free Enterprise.

Charles R. Gwirtsman, age 51, has been a director of the Company since February 1999. He is Managing Director of KRG Capital Partners, LLC, a middle-market private equity firm. Prior to joining KRG Capital in 1996, Mr. Gwirtsman served as Senior Vice President of FCM Fiduciary Capital Management Company, the manager of two mezzanine debt funds, from January 1994 to June 1996. Prior to this, Mr. Gwirtsman was employed as a Corporate Vice President at PaineWebber, Incorporated from 1988 to 1993 as a member of the Private Finance Group. Mr. Gwirtsman serves on the Board of Directors of Cuisine Solutions and a number of privately held companies.

Charles C. McGettigan, age 60, serves as Chairman of the Board and has been a director of the Company since June 1994. Mr. McGettigan is a co-founder and managing director of McGettigan, Wick & Co., Inc., an investment banking firm formed in 1988, and a co-founder and general partner of Proactive Investment Managers, L.P., the general partner of Proactive Partners, L.P., a merchant banking fund formed in 1991. Prior to founding McGettigan, Wick & Co., Inc., he was a Principal, Corporate Finance, of Hambrecht & Quist and a Senior Vice President of Dillon, Read & Co. Mr. McGettigan currently is a director of Cuisine Solutions, Inc. and Chairman of Onsite Energy.

Myron A. Wick III, age 62, became a director of the Company in June 1994. Mr. Wick is currently a managing director and co-founder of McGettigan, Wick & Co., Inc., an investment banking firm formed in 1988, and a general partner of Proactive Investment Managers, L.P., the general partner of Proactive Partners, L.P., a merchant banking fund formed in 1991. Mr. Wick is a director of CTC Media and Citizens Communications.

Mr. Buckley is the only director employed by the Company. There is no family relationship between any director and any other director or executive officer of the Company. There are no arrangements or understandings between any director and any other person(s) pursuant to which he was or is to be selected a director. The Board of Directors has determined that Robert W. Campbell, Daniel J. Donahoe III, Stanley N. Gaines, Charles C. McGettigan and Charles R. Gwirtsman are “independent” as defined in the NASDAQ listing standards.

Recommendation

Our Board of Directors unanimously recommends that you vote “FOR” the nominees listed above.

Structure and Function of the Board of Directors

During the last fiscal year, the Board of Directors of the Company held four meetings. Each director attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of which he was a member. The Company does not have a formal policy regarding directors’ attendance at annual stockholder meetings, but directors are generally expected to attend such meetings and all directors were present at last year’s meeting.

The Board has established an Audit Committee, which is comprised of Mr. Campbell, Mr. Gwirtsman and Mr. Gaines, a Compensation Committee, which is comprised of Mr. McGettigan, Mr. Gwirtsman and Mr. Wick, and a Nominating Committee, which is comprised of Mr. Gwirtsman and Mr. McGettigan. The Board of Directors has determined that each of the committee members meets the independence requirements of the

Nasdaq Stock Market and that Robert W. Campbell is an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Audit Committee

The Audit Committee meets to consult with the Company’s independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor’s report and management letter and with the assistance of the independent auditors, also monitors the adequacy of the Company’s internal accounting controls, including management’s assessment of the effectiveness of internal control over financial reporting. Its activities are described in more detail under “Report of the Audit Committee” below and in the Audit Committee Charter set forth in Appendix A to this Proxy Statement. The Audit Committee held eight meetings during the last fiscal year.

Nominating Committee

The Nominating Committee met once during the last fiscal. The Nominating Committee operates pursuant to a written charter. The charter is not presently available on the Company’s website, but a copy of the charter is set forth in Appendix B to this Proxy Statement.

The Nominating Committee recommends to the Board of Directors candidates for election to the Board by first identifying and evaluating potential director nominees using criteria approved by the Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ service to the Company during their term. This review may include number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term of office. In the case of new director candidates, the Nominating Committee will use its network of contacts to compile a list of potential candidates. It may consider candidates recommended by management. It may also engage, if it deems it appropriate, a professional search firm. The Nominating Committee has not yet utilized the services of such a firm. The Nominating Committee will determine if a nominee must be independent under the Nasdaq Stock Market rules and, if so, whether the nominee meets the test of independence as set forth in such rules.

In order to be recommended to the Board of Directors as a nominee by the Nominating Committee, each potential nominee must, at a minimum, be able to read and understand financial statements, be over 21 years of age, have a background and experience in business, which may include finance, retail or wholesale operations, marketing or other fields which will complement the talents of the other directors, be willing and able to take the time to actively participate in Board and committee meetings and related activities, and have a reputation for honesty and integrity. Other than the foregoing, there are no stated minimum criteria for director nominees, but the Nominating Committee may consider such other factors as it may deem appropriate, including, without limitation, judgment, skill, diversity, experience with businesses of comparable size to the Company, the interplay of a nominee’s experience with the experience of other directors and the extent to which a nominee would be a desirable addition to the Board of Directors and any committees of the Board.

The Nominating Committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by the stockholders in submitting recommendations. The candidates recommended by stockholders will be evaluated by the Nominating Committee in the same manner as other potential nominees using the criteria described above.

In order for a stockholder’s director candidate to be considered by the Nominating Committee for an upcoming annual meeting of stockholders, the stockholder must notify the Nominating Committee of its director candidate not less than 120 calendar days, nor more than 150 calendar days, before the anniversary of the date of the Company’s notice of annual meeting to its stockholders in connection with the previous year’s annual meeting. Recommendations must be in writing and directed to the Secretary of the Company at 2830 Barrett

Avenue, Perris, California 92571. Recommendations must include (a) the name, age, business address and residence address of the candidate, (b) the principal occupation or employment of such person for the past five years, and description of employer businesses and positions held by the candidate at such employers (c) the class and number of shares of the Company which are beneficially owned by such person on the date of such stockholder’s notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors. Recommendations must be accompanied by a written consent of the proposed director candidate to stand for election if nominated by the Company’s Board of Directors and to serve on the Board if elected by the stockholders. The stockholder recommending the candidate must also give the following information about themselves, (a) the name and address, as such information appears on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of the Company which are beneficially owned by such stockholder and each other stockholder known by such stockholder to be supporting such nominee(s) on the date of such stockholders notice, (c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (d) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

After all potential nominees have been evaluated by the Nominating Committee, the nominees to be recommended to the Board of Directors will be selected by the Nominating Committee by majority vote.

Compensation Committee

With respect to compensation, the Compensation Committee determines the compensation of executive officers and the amounts of executive officers participation in stock option, bonus and other similar plans. The Compensation Committee met once during fiscal 2004.

Compensation Committee Interlocks and Insider Participation

Neither Mr. McGettigan, Mr. Wick nor Mr. Gwirtsman has ever been an officer or employee of the Company, except that Mr. McGettigan did serve as an interim Chief Executive Officer following the resignation of the Company’s former Chief Executive Officer, Evan Gruber, on August 11, 2004, until the hiring of the Company’s current Chief Executive Officer, David M. Buckley, on September 7, 2004. None of the executive officers of the Company served as members of the compensation committee (or other board committee performing equivalent functions, or, in the absence of such a committee, the entire board of directors) of another entity during 2004.

Director Compensation

Each non-employee director, other than the Chairman of the Board, is paid an annual retainer of $10,000 plus $1,000 for each board and board committee meeting attended and $1,000 for each committee they chair. Additionally, the Chairman of the Board is paid $10,000 per month plus $1,000 for each board meeting. Once every four years, commencing with the year in which he is first elected to the Board of Directors, each non-employee director is granted an option to purchase 20,000 shares of Common Stock. Thereafter, the option vests at the rate of 25% a year for each year of service on the Board of Directors. The Company reimburses the expenses of its non-employee directors in attending Board meetings. If a director is also an employee of the Company, no compensation is paid for any services provided as a director.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors, or individual directors, may send correspondence to them in care of the Secretary of the Company at the Company’s principal executive offices located at 2830 Barrett Avenue, Perris, California 92751. Currently, the Secretary does not screen this correspondence to determine which communications will be relayed to Board members, but a majority of the independent directors may change this policy if they believe a change is necessary due to the nature and/or volume of the correspondence.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its officers, directors and employees. This code is publicly available on the Company website at www.modtech.com.

Executive Officers

The executive officers of the Company are David M. Buckley, President and Chief Executive Officer, Dennis L. Shogren, Senior Vice President of Finance, Chief Financial Officer and Secretary, and Ronald C. Savona, Senior Vice President of Operations and Chief Operating Officer. The business experience of Mr. Buckley is set forth above under the heading “Election of Directors.”

Mr. Shogren, age 51, joined Modtech in June 2003 as its Chief Financial Officer. Prior to joining the Company, Mr. Shogren held senior level positions at Haskel International from 2001 to 2003 and for Ameron International from 1997 to 2001, where he was responsible for corporate finance and reporting, manufacturing, engineering and support functions, with additional emphasis on lean manufacturing improvements. He holds an MBA degree from the University of Rochester’s William E. Simon Graduate School of Business Administration and a Bachelor of Science degree in accounting from the State University of New York at Brockport.

Mr. Savona, age 53, joined the Company in January 2003 as Director of Marketing and was promoted to Chief Operating Officer in October 2004. Mr. Savona has more than 30 years of experience in top management positions in the modular building and construction industry. From 2000 through 2002, Mr. Savona was Chief Executive Officer of Eco Building Systems, Inc., a manufacturer of modular buildings utilizing a patented glass fiber reinforced concrete wall system. While the CEO of Eco Building Systems, Inc., Mr. Savona was primarily responsible for the manufacturing operations and growth of the company. During 2002, an involuntary petition for reorganization was filed against Eco Building Systems, Inc. under Chapter 11 of the Bankruptcy Code. Mr. Savona left Eco Building Systems, Inc. in December of 2002. He is a graduate of the UCLA executive management program.

Subject to the terms of applicable employment agreements, officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings by or between any executive officer and any other person(s) pursuant to which he or she was or is to be selected as an officer of the Company.

Compensation of Executive Officers

The following table summarizes the annual and long term compensation paid by the Company during fiscal years ended December 31, 2004, 2003 and 2002 to (i) its current and former Chief Executive Officer and (ii) the four other most highly compensated executive officers, with annual compensation exceeding $100,000, serving as of December 31, 2004.

Summary Compensation Table

					Long-Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary $	Bonus $	Other Annual Compensation $	Restricted Stock Awards $	Securities Underlying Options/ SARS #	LTIP Payouts	All Other Compensation $(1)
David M. Buckley President, Chief Executive Officer and Director (2)	2004	98,192	150,000	1,710	—	100,000	—	—

Dennis L. Shogren SVP, Chief Financial Officer and Secretary (3)	2004 2003	160,769 83,654	6,234 6,234	5,400 —	— —	72,295 25,000	— —	— —

Ronald C. Savona SVP and Chief Operating Officer (4)	2004	186,731	—	6,000	—	50,000	—	—

Evan M. Gruber Chief Executive Officer (5)	2004 2003 2002	311,562 465,000 440,000	72,838 55,219 167,086	739,850 — —	— — —	69,114 59,994 66,667	— — —	6,000 6,000 5,750

Charles C. McGettigan Interim Chief Executive Officer (6)	2004	—	—	120,000	—	—	—	—

(1)	The figures shown in the column designated “All Other Compensation” represent the executive officer’s share of the Company’s contribution to the 401(k) plan, see “401(k) Plan.”
(2)	Mr. Buckley joined the Company in 2004. Other annual compensation is for an automobile allowance.
(3)	Mr. Shogren joined the Company in 2003. Other annual compensation is for an automobile allowance.
(4)	Mr. Savona was promoted to Chief Operating Officer in 2004. Other annual compensation is for an automobile allowance.
(5)	Mr. Gruber discontinued employment with the Company in 2004. Other annual compensation in 2004 includes $736,250 in severance pay, with the remaining balance of $3,600 for an automobile allowance.
(6)	Mr. McGettigan is a non-employee director and served as interim Chief Executive Officer from August 2004 to September 2004. Other annual compensation includes $10,000 paid per month for 2004 to Mr. McGettigan as Chairman of the Board.

Employment Agreements

In September 2004, the Company entered into an employment agreement with Mr. Buckley that expires December 31, 2006. The agreement provides for an annual base salary of not less than $345,000 and for annual bonuses ranging from 68% to 158% of annual base salary, based on meeting certain performance targets. Mr. Buckley has the discretion to receive up to one-half (but no less than 25%) of the aggregate bonus earned in a given year in cash, with the remainder to be paid in stock options. The agreement also provided for a signing bonus of $150,000, net of taxes. If during the first 12 months of the term of the agreement Mr. Buckley’s employment is terminated by the Company without cause or because of his death or disability, Mr. Buckley will be entitled to a lump sum severance payment equal to 12 months base salary. If such termination occurs thereafter or if the Company does not renew the employment agreement upon expiration of its term, including any extended term, Mr. Buckley will be entitled to a lump sum severance payment equal to 18 months base salary. If Mr. Buckley’s employment is terminated within 12 months following a “Change of Control,” 50% of his granted but unvested stock options shall immediately vest. If the termination occurs more than 12 months after a Change of Control, 100% of his granted but unvested options shall immediately vest. The agreement defines a Change of Control as having taken place (i) if any person or entity or group of affiliated persons or entities acquires after the date of the agreement ownership of more than 50% of the Company’s outstanding common stock, or, (ii) in connection with certain types of transactions, including a merger or sale of substantially all of the Company’s assets, the persons who were directors of the Company immediately before the acquisition cease to constitute three-fourths of the membership of the board of directors of the Company or its successor prior to the earlier of the first anniversary of the transaction or the next meeting of stockholders to elect directors, except to the extent any new directors during such period were elected or nominated by at least three-fourths of such persons or by new directors so elected or nominated. The agreement also contains non-solicitation provisions that extend for 24 months after termination of employment for any reason and confidentiality provisions which have no time limit.

401(k) Plan

Under the Company’s 401(k) Plan, our officers and other employees may elect to defer up to 12% of their compensation, subject to limitations under the Internal Revenue Code. We make contributions on a 50% matching basis. Amounts deferred are deposited by us in a trust account for distribution to employees upon retirement, attainment of age 59 1/2, permanent disability, death, termination of employment or the occurrence of conditions constituting extraordinary hardship. For the year ended December 31, 2004, the Company contributed $6,000 as matching contributions to the account of Mr. Gruber.

Stock Options

The following table sets forth certain information regarding options granted by the Company during the year ended December 31, 2004 to the executive officers of the Company identified in the Summary Compensation Table set forth above:

Options Granted in Fiscal Year 2004

	No. of Shares Subject to Options Granted (1)	% of Total Options Granted to Employees	Exercise Price (2)		Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (3)
Name of Optionee						5%		10%
David M. Buckley	100,000	21%		$7.53	09/07/2014		$473,558		$1,200,088
Dennis L. Shogren	22,295 50,000	5% 11%	$ $	8.41 7.25	01/01/2014 09/29/2014	$ $	117,918 227,974	$ $	298,828 577,732
Ronald C. Savona	50,000	11%		$7.25	09/29/2014		$227,974		$577,732
Evan M. Gruber	69,114	15%		$8.41	01/01/2014		$365,544		$926,361
Charles C. McGettigan	—	— %		$—	—		$—		$—

(1)	Options are exercisable starting 12 months after the grant date with 25% vesting each year. Options are for a period of 10 years, but are subject to earlier termination in connection with the termination of employment.
(2)	The exercise price is the market price of a share of our Common Stock on the date of grant.
(3)	On December 31, 2004, the closing price for a share of our Common Stock was $7.87.

The following table sets forth information regarding options exercised during the year ended December 31, 2004 by the executive officers of the Company identified in the Summary Compensation Table set forth above, as well as the aggregate value of unexercised options held by such executive officers at December 31, 2004. The Company has no outstanding stock appreciation rights, either freestanding or in tandem with options.

Aggregated Option Exercises Last Fiscal Year and Fiscal Year End Option Values

	Shares Acquired on Exercise (#)	Value Realized	Number of Unexercised Options at Fiscal Year End (#)		Value of Unexercised in-the-money Options at Fiscal Year End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David M. Buckley	—	—	—	100,000	—	$34,000
Dennis L. Shogren	—	—	11,824	85,471	—	$31,000
Ronald C. Savona	—	—	25,000	125,000	—	$31,000
Evan M. Gruber	540,466	$1,655,207	454,110	—	—	—
Charles C. McGettigan	—	—	47,066	10,000	$56,810	—

(1)	Calculated based on the closing price of our Common Stock as reported on the NASDAQ National Market System on December 31, 2004, which was $7.87 per share.

Compensation Committee Report

It is the policy of the Company’s Compensation Committee to establish compensation levels for the executive officers, which reflect the Company’s overall performance and their performance, responsibilities and contributions to the long-term growth and profitability of the Company. The committee determines compensation of the executive officers, including the chief executive officer, based on its evaluation of the Company’s overall performance, including various quantitative factors, primarily the Company’s financial performance, sales and earnings against the Company’s operating plan, as well as various qualitative factors such as new product development, the Company’s product and service quality, the extent to which the executive officers have contributed to forming a strong management team and other factors which the committee believes are indicative of the Company’s ongoing ability to achieve its long-term growth and profit objectives. The Compensation Committee has and may continue to rely on reports from compensation consultants in this matter.

The principal component of the compensation of the executive officers is their base salaries. The committee also retains the discretion to award bonuses based on corporate or individual performance. The committee evaluates the practices of various industry groups, market data, including data obtained from time to time from outside compensation consultants, and other economic information to determine the appropriate ranges of base salary levels which will enable the Company to retain and incentivize the executive officers. Throughout the year, the committee members review the corporate and individual performance factors described above. The committee, based upon its review of performance for the previous year and its review of the Company’s operating plan, establishes salary levels and awards any bonuses to the executive officers, including the chief executive officer.

The Compensation Committee also considers grants of stock options for the Company’s key employees, including executive officers. The purpose of the stock option program is to provide incentives to the Company’s management to work to maximize stockholder value. The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Company. Individual amounts of annual stock option grants are derived based upon review of competitive compensation practices with respect to the same or similar executive positions, overall corporate performance and individual performance.

Salary for the chief executive officer is set through surveys adjusted for recent company performance with an additional bonus component based on Company performance in the current year. In 2004, Mr. Gruber’s bonus was based on the Company’s sales and profitability performance through August 7, 2004 and Mr. Buckley’s was a signing bonus deemed necessary to attract Mr. Buckley to join the Company.

Charles R. Gwirtsman	Charles C. McGettigan	Myron A. Wick III

The Compensation Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference.

Audit Committee Report

The Audit Committee (“Committee”) assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the Company’s internal controls, and the audit process. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to U.S. generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Committee reviews the Company’s financial reporting process on behalf of the Board of Directors, but the activities of the Committee are in no way designed to supersede or alter the traditional responsibilities of the Board of Directors or independent auditors. The Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation for the quality of the audits performed by the independent auditors.

The Committee has reviewed and discussed with management the audited financial statements and the audit conducted to assess the effectiveness of the Company’s internal control over financial reporting. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements and the report on the effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of Peterson & Company as the Company’s independent auditors.

Robert W. Campbell	Charles R. Gwirtsman	Stanley N. Gaines

The Audit Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference.

Fees of Independent Auditors

Fees billed to the Company by KPMG LLP for services rendered during fiscal year 2004 and 2003 were as follows:

	2004	2003
Audit fees (1):	$841,026	$167,350
Audit-related fees:	$—	$—
Tax fees(2):	$50,625	$52,170
All other fees:	$—	$—

(1)	Audit fees for 2004 include approximately $225,000 in additional audit billings received in July 2005.
(2)	Tax fees primarily consist of tax compliance.

Audit Committee Pre-Approval Policies

Our Audit Committee has adopted written pre-approval policies and procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services, are pre-approved by category of service. The term of such pre-approval is generally 12 months, unless the Audit Committee determines otherwise. Pre-approval fee levels for all services to be provided by the independent auditor are established periodically by the Audit Committee. The levels encompass both estimated hours for specific services and hourly fee rates. Any proposed services exceeding these fee levels require specific pre-approval by the Audit Committee. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, we will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee no later than at it’s next scheduled meeting.

Stock Performance Graph

The graph set forth below compares the stock price of the Company since January 1, 2000 against (1) the S&P 500, and (2) the composite of the companies listed by Hemscott in its non-residential building construction (“Peer Group”). The graph is based upon information provided to the Company by Hemscott.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG MODTECH HOLDINGS, INC.,

S&P 500 INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2000

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING DEC. 31, 2004

The Stock Price Performance Graph will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the graph by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the ownership of our Common Stock as of October 15, 2005, by (i) each of the current directors, (ii) each person or group known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, and (iii) all current directors and executive officers as a group. Except as otherwise noted and subject to community property laws where applicable, each beneficial owner has sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise indicated, the address of each holder identified below is in care of the Company, 2830 Barrett Avenue, Perris, California 92571.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class (1)
David M. Buckley (2)	29,700	*
Ronald C. Savona (3)	64,100	*
Dennis L. Shogren (4)	35,974	*
Daniel J. Donahoe III (5)	36,400	*
Robert W. Campbell (6)	41,947	*
Stanley N. Gaines (7)	130,000	*
Charles R. Gwirtsman (8)	352,183	2.1
Charles C. McGettigan (9) (14)	150,812	*
Myron A. Wick III (10) (14)	62,966	*
Jon D. Gruber (11) (14)	3,802,080	22.2
Gruber & McBaine Capital Management (12) (14)	3,393,127	19.9
J. Patterson McBaine (13) (14)	3,651,261	21.5
Rutabaga Capital Management LLC (15)	1,365,586	8.1
Dimensional Fund Advisors Inc. (16)	1,072,015	6.3
Dalton Greiner Hartman Maher & CO (17)	1,012,933	6.0
Peninsula Fund, L.P. (18)	1,221,748	7.2
All directors and executive officers as a group (9 people) (2) (3) (4) (5) (6) (7) (8) (9) (10)	904,082	5.3

*	Less than one percent
(1)	Percentage ownership is calculated as required by Securities and Exchange Commission Rule 13d-3(d) (1).
(2)	Includes 25,000 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(3)	Includes 62,500 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(4)	Includes 30,574 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(5)	Includes 36,400 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(6)	Includes 41,947 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(7)	Includes 30,000 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(8)	Includes 132,669 shares held by Capital Resources Growth, Inc., an entity of which Mr. Gwirtsman is the sole stockholder, and 189,514 shares held directly by Mr. Gwirtsman and his wife and trusts formed for the benefit of their children. Also includes 30,000 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(9)	Includes 87,500 shares owned of record directly by Mr. McGettigan and 346 shares held in a trust formed for the benefit of Mr. McGettigan’s daughter. Also includes 47,066 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.

(10)	Includes 47,066 shares issuable pursuant to stock options exercisable within 60 days after October 15, 2005.
(11)	Includes 408,953 shares owned of record by Jon D. Gruber and all shares owned of record by Gruber & McBaine Capital Management and affiliates, of which Jon D. Gruber is a general partner.
(12)	Includes 628,232 shares owned of record directly by Gruber & McBaine Capital Management, and all shares owned of record by Lagunitas Partners and Gruber & McBaine International, affiliated entities.
(13)	Includes 258,134 shares owned of record directly by Mr. McBaine, and all shares owned of record by Gruber & McBaine Capital Management and affiliates, of which Mr. McBaine is a general partner.
(14)	The address of each of Charles C. McGettigan, Myron A. Wick III, Jon D. Gruber, Gruber & McBaine Capital Management and J. Patterson McBaine is 50 Osgood Place, San Francisco, CA 94133.
(15)	The address of Rutabaga Capital Management LLC is 64 Broad Street 3rd Floor, Boston, MA 02109.
(16)	The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(17)	The address of Dalton Greiner Hartman Maher & Co is 565 Fifth Avenue, Suite 2101, New York, NY 10017.
(18)	Peninsula Capital Management, Inc. is the managing partner of PCM Capital, LLC, the general partner of Peninsula Fund, L.P. By virtue of its role as general partner of PCM Capital, LLC, Peninsula Capital Management, Inc. may be deemed a beneficial owner. Mr. Scott Bedford, as the President and principal shareholder of Peninsula Capital Management, Inc. may also be deemed a beneficial owner. The address of Peninsula Fund L.P., Peninsula Capital Management, Inc., PCM Capital, LLC and Mr. Bedford is 235 Bush Street, Suite 1818, San Francisco, CA 94104.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish the Company with copies of all such forms which they file. To the Company’s knowledge, based solely on the Company’s review of such reports, the Company believes that all Section 16(a) filing requirements applicable to all such persons were complied with during the fiscal year covered by this report, except for the inadvertent late filings of Form 3 by David M. Buckley, Dennis L. Shogren and Ronald C. Savona.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Peterson & Company as the independent auditors for the Company for the 2005 fiscal year. Peterson & Company replaces KMPG LLP who were the independent auditors of the Company for the 2004 fiscal year.

Although stockholder ratification is not required, the appointment of Peterson & Company is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If the appointment is not ratified, the Audit Committee will consider the engagement of other independent accountants. Even if the appointment is ratified, the Audit Committee may terminate Peterson & Company’s engagement as the Company’s independent auditors without the approval of the Company’s stockholders whenever the Audit Committee deems termination appropriate.

No representatives of KMPG LLP or Peterson & Company are expected to be present at the Annual Meeting.

Recommendation

Our Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” ratification of Peterson & Company as independent auditors for the 2005 fiscal year.

CHANGE OF INDEPENDENT AUDITORS

On April 11, 2005, KPMG LLP (“KPMG”) advised us that it would not stand for reelection as our independent registered public accounting firm following completion of its audit of the Company’s consolidated financial statements for the year ended December 31, 2004, and management’s assessment of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004. On June 23, 2005, after filing our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, KPMG’s resignation became effective.

The audit reports of KPMG on our consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on our management’s assessment of the effectiveness of our internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that we did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and the report contains explanatory paragraphs as described in Item 9A(d), Report of Independent Registered Public Accounting Firm, included in our Annual Report on Form 10-K. In KPMG’s report, the following material weaknesses were identified and included in our management’s assessment as of December 31, 2004:

•	Lack of necessary depth of personnel with sufficient technical accounting expertise to ensure preparation of interim and annual financial statements without material misstatements.

•	Insufficient procedures associated with accounting for long-term revenue contracts to ensure that revenue and costs were properly reflected in the consolidated financial statements.

•	Inappropriate controls over inventory cost valuation, resulting in material misstatements to amounts recorded for inventory and cost of sales.

•	Inadequate access and segregation of duty controls within the accounts payable and payroll applications.

•	Inadequate controls over spreadsheets used in the financial reporting process.

•	Several information technology general control deficiencies which in the aggregate represented a material weakness in the control environment.

•	Insufficient program for monitoring the effectiveness of internal control over financial reporting, including information technology related controls, in that the program did not provide for a basis to monitor the quality of internal control performance over time.

In connection with the audits of the fiscal years ended December 31, 2003 and December 31, 2004, and the subsequent interim period through April 11, 2005, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission), except KPMG did report and advise the Company of the material weaknesses described above. KPMG furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the preceding statements. The letter was filed with the Company’s current report on Form 8-K/A on June 28, 2005.

On May 4, 2005, we engaged Peterson & Company (“Peterson”) as our independent registered public accountants for the interim periods after December 31, 2004 and the year ending December 31, 2005. The decision to retain Peterson was approved by our Audit Committee. During our two most recent fiscal years and all subsequent interim periods, we did not consult with Peterson (i) regarding the application of accounting principles to a specific transaction, either completed or proposed, (ii) on any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, or (iii) the type of audit opinion that might be rendered on our financial statements, nor during such period did Peterson provide to us, either a written report or oral advice, that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue.

STOCKHOLDER PROPOSALS

In accordance with the Company’s Bylaws, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s next annual meeting of stockholders, proposals by the Company’s stockholders intended to be presented at such annual meeting must be received by the Company no later than July 14, 2006 and no earlier than June 14, 2006. Proposals must comply with the requirements as to form and substance set forth in the Company’s Bylaws and established by the Securities and Exchange Commission for proposals in order to be included in the proxy statement.

A stockholder proposal for the Company’s next annual stockholders’ meeting that is not requested to be included in the Company’s proxy materials will be considered untimely if received by the Company after September 27, 2006. Accordingly, the proxy with respect to the Company’s next annual stockholders’ meeting will confer discretionary authority to vote on any stockholder proposals received by the Company after September 27, 2006.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for action at the meeting. However, if any matters not included in this Proxy Statement properly come before the meeting, it is the intention of the person named in the enclosed proxy to vote under the authority therein given in accordance with his best judgment.

ANNUAL REPORT

Our 2004 Annual Report on Form 10-K, which includes audited financial statements for the fiscal year ended December 31, 2004 and other financial information about us, accompanies this Proxy Statement.

By Order of the Board of Directors,

Dennis L. Shogren

Senior Vice President of Finance, Chief Financial Officer and Secretary

November 18, 2005

APPENDIX LIST

Number	Name of Appendix

A	Audit Committee Charter

B	Nominating Committee Charter

Appendix A

Modtech Holdings, Inc.

Audit Committee Charter

PURPOSE

The Audit Committee is appointed by the Board of Directors of Modtech Holdings, Inc., a Delaware corporation (the Company) for the primary purposes of:

•	Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

•	Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company’s financial management and independent accountants.

COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

The Audit Committee will:

•	Review with management and the independent accountants the annual audited financial statements and the audit of the effectiveness of the Company’s internal control over financial reporting. In connection with such review, the Audit Committee will:

•	Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

•	Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

•	Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management’s response to such letter.

•	Review with the independent accountants the adequacy of the Company’s internal controls, including management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and any significant findings and recommendations.

2) Review (by full Committee or Chair) with management and the independent accountants the Company’s quarterly financial statements in advance of SEC filings.

3) Oversee the external audit coverage. The Company’s independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to

A-1

select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Appoint and, where appropriate, replace the independent accountants.

•	Approve the engagement letter and the fees to be paid to the independent accountants.

•	Obtain confirmation and assurance as to the independent accountant’s independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants’ report to satisfy itself of their independence.

•	Review and evaluate the performance of the independent accountants

4) Pre-approve all auditing services, internal control-related services and permitted non-audit services to be performed for the Company by its independent auditors, subject to certain permitted de minimus exceptions for non-audit services. Such authority may be delegated to sub-committees of one or more members, provided that the decisions of such sub-committees are presented to the Audit Committee at its next scheduled meeting.

5) Have the authority to retain independent legal, accounting or other advisors to the extent it deems necessary. The Audit Committee shall be provided the necessary resources for such purposes.

6) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

7) Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

8) Meet at least annually in separate executive session with each of the chief financial officer and the independent accountants.

9) Review periodically with the Company’s counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

10) Report regularly to the Board of Directors with respect to Audit Committee activities.

11) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

12) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America or to assess the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company’s corporate policies.

A-2

Appendix B

Modtech Holdings, Inc.

Nominating Committee Charter

PURPOSE

The purpose of the Nominating Committee is to identify, evaluate and recommend to the Board of Directors director nominees for election at the annual shareholders meeting.

COMPOSITION

•	The Nominating Committee will be composed entirely of members of the Board of Directors who satisfy the definition of “independent” under the listing standards of the Nasdaq Stock Market.

•	Committee members will be appointed by the Board and may be removed by the Board in its discretion.

•	The Chair of the Committee will be designated by the Board, provided that if the Board does not designate a Chair, the members of the Committee may designate a Chair by majority vote.

RESPONSIBILITIES

The Nominating Committee will:

•	Identify and evaluate the suitability of potential director nominees using criteria approved by the Board of Directors.

•	Review the overall service of incumbent directors whose terms are set to expire, including the number of meetings attended, level of participation, quality of performance and any transactions such directors had with the Company during their term of office.

•	Determine whether a potential nominee must be “independent” under the listing standards of the Nasdaq Stock Market, and, if so, if the potential nominee meets those standards.

•	Initiate a search for potential nominees, if deemed necessary, using its network of contacts and seeking input from the Board of Directors and the Company’s Chief Executive Officer. The Committee may also engage, if it deems appropriate, a professional search firm.

•	Make a determination that each potential nominee meets the following minimum qualifications:

•	Able to read and understand financial statements.

•	Over 21 years of age.

•	Background and experience with retail operations, finance, marketing or other fields which will complement the talents of other Board members.

•	Willing and able to take the time to actively participate in Board and committee meetings and related activities.

•	A reputation for honesty and integrity.

•	Consider director nominees recommended by shareholders that have followed the procedures set forth in the Company’s proxy statement for making such recommendations. In evaluating shareholder recommended nominees, the Committee will utilize the same criteria set forth above.

•	Conduct appropriate inquiries into the backgrounds of potential nominees. The Committee may engage the services of outside investigators to conduct such inquiries.

•	In the case of new candidates, initiate contact and arrange and conduct interviews. The Chief Executive Officer of the Company and Chairman of the Board of Directors may also interview new candidates.

B-1

•	Recommend for approval by the Board of Directors a slate of director nominees approved by a majority of the members of the Committee.

In conducting its activities, the Committee will regularly consult with the Chief Executive Officer and other members of the Board of Directors to assure that the Committee’s actions and decisions are consistent with maintaining a sound relationship between the Board of Directors and management, and among the directors.

MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. The Committee may invite to its meetings any officer, director, member of senior management of the Company or such other persons as it deems appropriate to carry out its responsibilities. All meetings of the Committee may be held telephonically and the Committee may act by written consent in lieu of a meeting.

The Chair shall cause minutes of each meeting of the Committee to be maintained and shall report the activities of the Committee to the Board of Directors on a current basis. Minutes of each Committee meeting shall be distributed to the Board of Directors.

ADMINISTRATIVE

This charter is subject to modification and interpretation by the Board of Directors.

B-2

MODTECH HOLDINGS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints David M. Buckley and Charles C. McGettigan, or either of them, as attorney-in-fact and proxy for the undersigned, each with full power of substitution, to represent the undersigned and vote, as designated below, all of the shares of Common Stock of Modtech Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held on December 13, 2005, or at any adjournment or continuation thereof.

(To be signed and dated on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

< FOLD AND DETACH HERE <

				Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote “For” All Nominees Listed Below.			The Board of Directors recommends a vote “For” the following Proposal

	FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for the nominee(s) listed below	2. Ratification of the appointment of Peterson & Company as the Company’s independent auditors for the year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1. ELECTION OF DIRECTORS:	☐	☐

01. David M. Buckley, 02. Robert W. Campbell, 03. Daniel J. Donahoe III, 04. Stanley N. Gaines, 05. Charles R. Gwirtsman, 06. Charles C. McGettigan, 07. Myron A. Wick III.

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.)

In their discretion, the proxy holders are authorized to vote on such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS, AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

Signature	Signature (if held jointly)	Dated , 2005

NOTE: Please sign as name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

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